Rule 497(e)
Registration Nos. 333-125751 and 811-21774

First Trust Exchange-Traded Fund

(the “Trust”)

FT Cboe Vest Gold Strategy Quarterly Buffer ETF

(the “Fund”)

Supplement To the Fund’s Prospectus and Summary Prospectus

Dated August 30, 2023

Notwithstanding anything to the contrary in the Fund’s prospectus or summary prospectus, the FLEX Options that the Fund will hold may be either physically settled (options that give the Fund the right to receive, or require the Fund to deliver, shares of the Underlying ETF on the option expiration date at a strike price) or cash settled (options that give the Fund the right to receive, or require the Fund to deliver, a cash payment on the option expiration date based upon the difference between the Underlying ETF’s value and a strike price).

Please Keep this Supplement with your Fund Prospectus

and Summary Prospectus for Future Reference